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                              PROXY INFORMATION


Shareholders of certain AIM funds have been mailed a proxy statement asking for approval for some or all of the following proposals: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain groups of funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement; and, (7) to combine certain funds and transfer assets and liabilities. The proxy statement for each AIM fund contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                         [DROP-DOWN MENU SELECTION BOX]

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WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET

[COMPUTER GRAPHIC]  ONLINE PROXY VOTING.
                    https://www.proxycard.com/aim2000 to vote with respect to the May 3, 2000 Shareholder Meeting.

                    https://www.proxycard.com/aim2 to vote with respect to the May 31, 2000 Shareholder Meeting.

                    Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL

[MAILBOX GRAPHIC]   Complete and sign the proxy card and return it in the
                    postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE

[TELEPHONE GRAPHIC] Call the appropriate toll free number (determined by the
                    Shareholder meeting date indicated on your proxy statement).

                        --------------------------------
                        MEETING DATE    TOLL FREE NUMBER
                        --------------------------------
                        May 3, 2000      1-800-605-9205
                        --------------------------------
                        May 31, 2000     1-800-616-6758
                        --------------------------------

                    Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.


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However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.


(C) 2000 A I M Management Group Inc. All Rights Reserved. Important Legal Information.








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                        AIM ADVISOR LARGE CAP VALUE FUND

PROXY STATEMENT

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o Proposal to Reorganize AIM Advisor Large Cap Value Fund into AIM Basic Value Fund

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We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?


HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2/ unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation. You may call 1-800-616-6758 for the 24-hour automated system; you will need the 12-digit control number from your proxy card. You may call 1-800-616-5497 for a customer service representative; you will be asked identification questions such as your current address and ZIP code.

     o    You may attend the meeting in person and vote your shares there.


                                                               Back to Questions


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WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular fund or group of funds, and each fund has different proposals. You may receive multiple mailings, depending on which funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 31st shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:


     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between ProxyCard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. ProxyCard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).


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     o    FIREWALL - To protect the confidentiality of your account records,
          ProxyCard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

     o INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

     o JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the registration.

     o ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions


WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 31, 2000.

                                                 Back to Questions | Back To Top

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PROPOSAL TO REORGANIZE AIM ADVISOR LARGE CAP VALUE FUND INTO AIM BASIC VALUE
FUND

     o    What am I being asked to vote on?

     o    Why is this reorganization being proposed?

     o Where can I find more information concerning this proposed reorganization?

     o    Will there be any tax consequences as a result of this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the combination of AIM Advisor Large Cap Value Fund with AIM Basic Value Fund by transferring all of the assets of AIM Advisor Large Cap Value Fund to AIM Basic Value Fund.

                                                               Back to Questions

WHY IS THIS REORGANIZATION BEING PROPOSED?

The fund's board and AIM believe that combining the two funds will


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benefit shareholders of AIM Advisor Large Cap Value Fund because:

     o AIM Basic Value Fund has a broader investment mandate, with greater flexibility to respond to opportunities in the marketplace.

     o AIM Basic Value Fund also has superior long-term performance compared to AIM Advisor Large Cap Value Fund.

     o    The reorganization may help to achieve cost savings.

(You may visit our website at www.aimfunds.com if you would like to review fund performance information.)

                                                               Back to Questions

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REORGANIZATION?

Further details can be found in the section of the proxy statement titled "Reasons for the Reorganization."

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

The reorganization has been structured as a tax-free transaction.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

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For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                        A I M DISTRIBUTORS, INC. 4/2000

(C) 2000 A I M Management Group Inc. All Rights Reserved. Important Legal Information.









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                                 ProxyCard.Com
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Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy via the internet. To vote your shares, follow these four easy steps:

  1.  Review the proxy statement you received in the mail.

  2.  Enter the control number printed on your proxy card below.

  3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.

  4. Print or save a copy of your confirmation for your records. You may also have a confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[         ]

[SUBMIT]
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                                 ProxyCard.Com
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                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                        AIM ADVISOR LARGE CAP VALUE FUND

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 31, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 31, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.


1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE COMBINATION OF AIM ADVISOR LARGE CAP VALUE FUND AND AIM BASIC VALUE FUND, AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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                                    [SUBMIT]
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                                 ProxyCard.Com
-------------------------------------------------------------------------------

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

e-mail: [                         ]

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                        AIM ADVISOR LARGE CAP VALUE FUND

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2000

THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 31, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE COMBINATION OF AIM ADVISOR LARGE CAP VALUE FUND AND AIM BASIC VALUE FUND, AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES.

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     [X]   FOR

     [ ]   AGAINST

     [ ]   ABSTAIN

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?

                             [THIS VOTE IS CORRECT]     [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

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                                 ProxyCard.Com
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Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[           ]

[SUBMIT]